                                      EXHIBIT 99


         Trustee's Remittance Report in respect of the August Remittance Date.






                     [  THIS SPACE IS INTENTIONALLY LEFT BLANK  ]

EQCC 1996-3
MONTHLY RECAP & DISTRIBUTION
COMPANY  433
                                        FINAL
CUTOFF DATE:  AUGUST 1, 1996
--------------------------------------------------------------------------------
Due Period                         December, 1996
Monthly Payment Date              January 15, 1997
Group                         Fixed Rate Group Co. 433
Remittance Number                        5
--------------------------------------------------------------------------------

Class A-1 Principal Balance-BOM                                   8,973,179.48
Class A-2 Principal Balance-BOM                                  42,900,019.07
Class A-3 Principal Balance-BOM                                  51,873,198.55
Class A-4 Principal Balance-BOM                                 113,126,000.00
Class A-5 Principal Balance-BOM                                  30,202,000.00
Class A-6 Principal Balance-BOM                                  46,956,000.00
Class A-7 Principal Balance-BOM                                  20,092,000.00
                                                             -----------------
Total Class A Principal Balance - BOM                           314,122,397.10

Class A-1 Principal Balance - EOM                                 7,989,352.78
Class A-2 Principal Balance - EOM                                41,628,827.65
Class A-3 Principal Balance - EOM                                49,618,180.44
Class A-4 Principal Balance - EOM                               113,126,000.00
Class A-5 Principal Balance - EOM                                30,202,000.00
Class A-6 Principal Balance - EOM                                46,956,000.00
Class A-7 Principal Balance - EOM                                20,092,000.00
                                                             -----------------
Total Class A Principal Balance - EOM                           309,612,360.87

Number of Accounts BOM                                                    7080
Number of Accounts EOM                                                    6975

Class A-1 Principal Remittance                                      983,826.70
Class A-2 Principal Remittance                                    1,271,191.42
Class A-3 Principal Remittance                                    2,255,018.11
Class A-4 Principal Remittance                                            0.00
Class A-5 Principal Remittance                                            0.00
Class A-6 Principal Remittance                                            0.00
Class A-7 Principal Remittance                                            0.00
                                                             -----------------
Total Class A Remittance Amount                                   4,510,036.23

Class A-1 Cert.ificate Pass-Thru Rate                                   5.900%
Class A-2 Cert.ificate Pass-Thru Rate                                   6.300%
Class A-3 Cert.ificate Pass-Thru Rate                                   6.200%
Class A-4 Cert.ificate Pass-Thru Rate                                   6.700%
Class A-5 Cert.ificate Pass-Thru Rate                                   7.050%
Class A-6 Cert.ificate Pass-Thru Rate                                   7.400%
Class A-7 Cert.ificate Pass-Thru Rate                                   7.600%

WAC BOM                                                             10.781360%
WAC EOM                                                             10.776000%
WAP BOM                                                                 6.736%
WAP EOM                                                                 6.744%
WAM BOM                                                                 171.77
WAM EOM                                                                 171.02
WANMIR                                                                  10.08%

Curtailments                                     42,224.48
Prepayment Amount                             3,977,002.30        4,019,226.78
                                         -----------------
Liquidated Principal                                                 23,606.74
Number of Prepayments & Liquidations                                       105
Number of Liquidated accounts only                                           1

Aggregate Interest Accrued                                        2,792,485.49
Less, Class A-1 Interest Accrued                (44,118.13)
Less, Class A-2 Interest Accrued               (225,225.10)
Less, Class A-3 Interest Accrued               (268,011.53)
Less, Class A-4 Interest Accrued               (631,620.17)
Less, Class A-5 Interest Accrued               (177,436.75)
Less, Class A-6 Interest Accrued               (289,562.00)
Less, Class A-7 Interest Accrued               (127,249.33)
                                         -----------------
                                                                 (1,763,223.01)
Less, Monthly Premium                                               (25,801.03)
Less, LOC Fees                                                            0.00
Less, Service Fees Accrued                                         (155,296.26)
                                                             -----------------

Excess Spread                                                       848,165.19
Spread Account Balance Previous Month                             5,117,502.47
Investment Earnings                                                  21,151.66
Spread Account Amount - Mortgage Loan Losses                        (23,606.74)
Spread Account Amount - Advances                                          0.00
                                                             -----------------

Spread Account Balance Before Distribution                        5,963,212.58
LOC Account Balance Before Distribution                                   0.00
Specified Spread Account Requirement                             12,631,425.00
                                                             -----------------
Spread Account Excess/(Deficit)                                  (6,668,212.42)

Reimbursable Amounts Due Servicer from Current Month                    718.82
Reimbursable Amounts from Previous Months                                 0.00

                                                             -----------------
Reimbursable Amounts Wired to Servicer                                    0.00
                                                             -----------------
Spread Account Excess Wired to Servicer                                   0.00
                                                             -----------------

Reimbursable Amounts Carried Forward                                    718.82
Spread Account Balance After Distribution                         5,963,212.58

Interest Collected                                                2,751,728.10
Less, Pre-Cutoff Interest                                            (3,146.90)
                                                             -----------------

Total Post Cutoff Interest Collected                              2,748,581.20
Plus,  Principal Collected                                        4,486,429.49
Plus,  Liquidation Proceeds                                               0.00
Plus,  Advances                                                   2,227,054.22
Less, Recovery                                                   (2,185,153.11)
Less, Service Fee Collected                                        (153,293.08)
Less, Excess Spread                                                (848,165.19)
                                                             -----------------

Available Payment Amount                                          6,275,453.53
Plus, Spread Account Amount                                          23,606.74
Less, Class A Interest Remittance                                (1,763,223.01)
Less, Class A Principal Remittance                               (4,510,036.23)
Less, Monthly Premium                                               (25,801.03)
Less, LOC Fees                                                            0.00
                                                             -----------------

                                                             -----------------
COLLECTION EXCESS (SHORTAGE)                                             (0.00)
                                                             -----------------

Total Due Class R                                                         0.00
                                                             -----------------
Class R Wire 99.9999%                                                     0.00
                                                             -----------------
Reimbursement To Servicer from Spread                                     0.00
                                                             -----------------
Reimbursement To Servicer from Collections                               (0.00)
                                                             -----------------

Monthly Advance (from MTG1711)                                    2,227,054.22
Recovery (from MTG1711)                                          (2,185,153.11)
Mortgage Loan Losses (Liq. Reports)                                  23,606.74
P&I Account Shortage (Before Adjustment)                                  0.00
P&I Account Shortage (FINAL)                                              0.00
Advances Recovered  (FINAL)                                               0.00
Original Recovery Difference                                              0.00
CPR                                                                     14.40%
% Outstanding to Org. UPB                                               93.82%
Class A1 Final Pmt Date.                                         June 15, 2000

Outstanding Advances                                              1,326,016.53

UPB of three largest outstanding loans                              758,028.00
UPB of loans over 90 days delinquent                              3,824,811.49
Aggregate Loan Losses                                                23,606.74
No. Months Since Closing                                                     5
Class A Target Amount from table                                  7,989,352.78
50% of current Class A Principal Remittance                       2,255,018.12


                                             ---------------------------------      -----------------------
                                                                   WAP EOM          BASE SPREAD REQUIREMENT
                                             ---------------------------------      -----------------------
                                             CLASS A1               471,371.81      Calc(a)   12,631,426.00
                                             CLASS A2             2,622,616.14      Calc(b)            0.00
                                             CLASS A3             3,076,327.19      Calc(c)            0.00
                                             CLASS A4             7,579,442.00      Calc(d)            0.00
                                             CLASS A5             2,129,241.00      -----------------------
                                             CLASS A6             3,474,744.00
                                             CLASS A7             1,526,992.00
                                                               ---------------

                                                                 20,880,734.14
                                             WAP EOM                    6.744%

                                             ---------------------------------

                                             ---------------------------------
                                             SPECIFIED SPREAD CALC.

                                             Calc (X)(a)         12,631,425.00
                                             Calc (X)(b)            758,028.00
                                             Calc (X)(c)         (4,656,840.41)
                                             Calc (Y)(a)                  0.00
                                             Calc (Y)(b)                  0.00
                                             Calc (Y)(c)                  0.00

                                             ---------------------------------

                                             ---------------------------------
                                             SUBORDINATED AMOUNT

WILL CHANGE 8/1/2001                         August 1, 1996      33,182,021.00
                                             Cumm. ES Recpts.        23,606.74
                                                               ---------------

                                             Current Sub. Amt.   33,158,414.26
                                                               ---------------
                                                               ---------------

                                             ---------------------------------


Do not copy anything below into diskfile

Class A1 Remittance per table                                       983,826.70
Class A1 Remittance without regard to table                               0.00


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